UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 16, 2021

Date of Report (date of earliest event reported)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

PO Box 323

Old Bethpage, New York 11804

Address of Principal Executive Offices, Including Zip Code

(516) 586-5643

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

 Securities registered pursuant to Section 12(b) of the Securities Exchange Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered
Common Stock	BNET	OTC QB

ITEM 7.01 REGULATION FD DISCLOSURE.

On March 16, 2021, the Company has placed on the Investor page of the Company's website a document entitled “Bion’s Beef Opportunity” (dated February 22, 2021) which provides material information concerning the current views of the Company’s management concerning the topic.

ITEM 8.01 OTHER EVENTS

The Company’s CEO, Dominic Bassani’s surgery (March 16, 2021) was successful and it is anticipated that Mr. Bassani will begin to resume his duties over the next two weeks.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial Statements of Businesses Acquired

Not Applicable.

(b)       Pro Forma Financial Information

Not Applicable.

(c)       Shell Company Transactions

Not Applicable.

(d)       Exhibits.

Exhibit Number	Description

99.1	Document titled “Bion’s Beef Opportunity” (dated February 22, 2021)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Date: March 17, 2021	By: /s/ Mark A. Smith Mark A. Smith, President